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                             [ITT INDUSTRIES LOGO]

                 ITT INDUSTRIES, INC. 2003 EQUITY INCENTIVE PLAN
                NOTICE OF AWARD               DATE OF AWARD

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NAME                                                            ITT ORGANIZATION

ITT INDUSTRIES, INC. RESTRICTED STOCK AWARD
(Under the ITT Industries, Inc. 2003 Equity Incentive Plan)

You have been granted an ITT Industries restricted stock award as follows:

        # SHARES        shares of ITT  Industries common stock


This award of restricted stock will vest in installments of xxxx shares after xxxx years from the date of grant or [DATE]; and xxxx shares after xxxx years from date of grant or [DATE]. During the restriction period, you will enjoy the benefits of share ownership including dividend payments and voting rights. A legended certificate evidencing your award will be held by the Company during the period of restriction.

Provided that you have been continuously and actively employed by the Company during the entire period of restriction, you will be issued an unrestricted share certificate upon the satisfactory payment to the Company of applicable taxes.

Please refer to the attached copy of the Plan for the additional information pertaining to your award.

Please indicate your acceptance of the above award, the terms and conditions as described herein the attachments by executing both copies of this Notice and returning one copy to John O. Alfheim, ITT Industries, Inc., 4 West Red Oak Lane, White Plains, NY 10604.






I hereby accept the terms and conditions               (signed by Scott A. Crum)
of this Notice of Award:                                ITT INDUSTRIES, INC.


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Signature of Awardee           Date                     Mailing Address:
Social Security #:             xxx-xx-xxxx
Citizenship:                   country


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